AMERICAN CENTURY MUTUAL FUNDS, INC.

PROSPECTUS SUPPLEMENT

TAX-MANAGED VALUE

Supplement dated June 30, 1999 * Prospectus dated March 1, 1999

The two paragraphs under the heading "Special Requirements for Large Redemptions" on page 10 of the Investor Class Prospectus, page 9 of the Advisor Class Prospectus and page 11 of the Institutional Class Prospectus is replaced with the following.

SPECIAL REQUIREMENTS FOR LARGE REDEMPTIONS

The fund has elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates the fund to make certain redemptions in cash. This requirement applies when a shareholder redeems, during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. If a shareholder redeems an amount in excess of this limit, American Century reserves the right at its sole discretion to pay such excess amount in whole or in part with readily marketable securities from the fund, selected by the fund managers (a redemption in kind). A redemption-in-kind payment can help the fund's remaining shareholders avoid tax liabilities that they might otherwise have incurred had the fund been forced to sell securities prematurely to pay the entire redemption amount in cash.

The fund will value these securities in the same manner as it does in computing the fund's net asset value. The fund will provide these securities to the redeeming shareholder, plan participant or financial intermediary in lieu of cash without prior notice.

If payment is made in securities, a shareholder may incur brokerage or other transaction costs in converting these securities to cash.



SH-SPL-17037   9906